Exhibit 99.1

RMG NETWORKS APPOINTS ROBERT MICHELSON INTERIM CEO

AND PROMOTES LOREN BUCK TO COO

Enhancing Senior Leadership Team

DALLAS, TX – (Marketwired) – 7/24/2014 – RMG Networks Holding Corporation (NASDAQ: RMGN), RMG Networks or the Company, today announced that its board of directors has appointed Robert Michelson, 58, as interim president and interim chief executive officer, effective immediately. This appointment follows the resignation of Garry K. McGuire Jr. as the company's president and chief executive officer and his resignation from RMG Networks’ board of directors to focus on other professional opportunities. The board of directors expresses its appreciation to Mr. McGuire for his services to the Company and wishes him success in his future endeavors.

In addition to Mr. Michelson’s appointment, the Company also announced today that Loren Buck has been promoted to chief operating officer from executive vice president of strategy and business operations, effective immediately.

These two announcements come quickly after the Company’s hiring of Scott Pawloski from Microsoft to lead the sales efforts of its media business unit and David Mace Roberts from Samsung as its new general counsel. They also follow the Company’s completion of an amendment to its credit facility that added capital and provided enhanced operational flexibility.

Executive Chairman Gregory H. Sachs commented, “The board is extremely pleased that a senior executive of Bob’s caliber is now leading RMG Networks. Bob comes on board at what we believe will be an inflection point in our history as we move to further establish the Company as a clear leader in market-defining intelligent visual communications solutions. We have bolstered our balance sheet and put ourselves on a sound footing financially. We have also strategically added or promoted senior sales and operational talent. These changes are intended to strengthen the organization in order to capture our market opportunities at a time when we are beginning to realize returns on past growth investments. We expect that Bob’s leadership combined with these other strategic efforts will enhance our ability to deliver on our financial and strategic objectives.”

Mr. Michelson joins RMG Networks with over 35 years of relevant industry experience with the last 24 years in senior leadership positions. Most recently, Mr. Michelson held senior management roles with leading technology and technology services companies including Share Rocket, Goliath Solutions and IXL. As an operating partner at Sterling Partners, he served as lead director helping companies enhance their operational effectiveness and realize their full potential.

“I am excited to be joining RMG Networks and I look forward to working closely with our board of directors, executive team and all of our employees to further execute on the Company’s long term strategic plan,” Mr. Michelson commented. “The market opportunity before us is substantial and we will maintain our focus on moving aggressively and strategically to grow profitably and maintain market leadership. I look forward to providing updates on our efforts during the Company’s upcoming Q2 earnings call.”

Robert Michelson Biography

Robert Michelson has over 24 years of senior leadership experience in technology-driven business-to-business companies. Since April 2014, Mr. Michelson was president of Share Rocket, a company that provides social media ratings globally. From January 2009 to December 2012, Mr. Michelson was an operating partner with Sterling Partners, a $5 billion private equity firm, overseeing portfolio companies in the technology services, business services and education sectors. Prior to Sterling Partners, Mr. Michelson was CEO of Goliath Solutions, a technology and marketing services company providing data and data analytics to Fortune 500 companies, and a Division President of IXL, a digital technology solutions and consulting services company. Prior to that, Mr. Michelson held a number of sales, marketing and senior leadership roles with technology and services companies and began his career with IBM as a systems engineer and marketing representative in 1978. Mr. Michelson received a B.S. degree in Marketing and Finance from Indiana University and sits on the boards of several education-focused non-profit companies.

About RMG Networks

RMG Networks (NASDAQ: RMGN) helps brands and organizations communicate more effectively using location-based video networks. The company connects brands with target audiences using video advertising networks comprised of over 200,000 display screens, reaching over 100 million consumers each month. The company also builds enterprise video networks that empower organizations to visualize critical data to better run their business. RMG Networks works with over 70% of the Fortune 100. The company is headquartered in Dallas, Texas with offices in the United States, United Kingdom, China, India, Singapore and the U.A.E. For more information, visit http://www.rmgnetworks.com.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to future financial performance, expected operating results, such as revenue growth, our ability to achieve profitability, our position within the markets that we serve and efforts to grow our business.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:  the company’s success in retaining or recruiting, or changes required in, its management and other key personnel; the limited liquidity and trading volume of the company’s securities; Reach Media Group’s (“RMG”) history of incurring significant net losses and limited operating history; the competitive environment in the advertising markets in which the company operates; the risk that the anticipated benefits of the combination of RMG or Symon Holdings Corporation, or of other acquisitions that the company may complete, may not be fully realized; the risk that any projections, including earnings, revenues, margins or any other financial items are not realized; changing legislation and regulatory environments; business development activities, including the company’s ability to contract with, and retain, customers on attractive terms; the general volatility of the market price of the company’s common stock; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact:

For RMG Networks Holding Corporation

Investor

Carolyn M. Capaccio

212-838-3777

ir@rmgnetworks.com

or

Media

Julie Rasco

800-827-9666
julie.rasco@rmgnetworks.com

Source: RMG Networks